                                                                   Exhibit 10.31
                                                                   -------------

                         BUSINESS CONDUCT POLICY SUMMARY

         This Policy Statement is intended to provide you with general guidance with respect to common ethical and legal issues vital to the maintenance of the business reputation of "MedSource" or the "Company". It does not, and cannot, cover all situations that may arise. It is designed to alert you to problems you may face and to let you know when to seek guidance before taking action that may cause problems for you and/or vendors, customers or fellow MedSource employees and stockholders.

         Problems usually can be avoided or minimized if advice is obtained at the outset of business dealings rather than at a later stage when necessary changes may be more difficult to make. In all cases uncertainties should be resolved by promptly consulting either the CEO, CFO, VP of Human Resources or MedSource Legal Counsel.

         Certain matters are explained in detail in this Policy Statement because of their particular importance to MedSource's business activities. This Policy Statement, however, is only a guide, and is not limited to these specific matters. All MedSource employees must comply with all applicable laws and regulations and behave in an ethical and legal manner in the conduct of business. Failure to do so is a serious matter and may result in dismissal and/or legal action by the Company against the employee. Furthermore, such failure might involve the violation of federal, state and local laws, exposing the employee, in some cases, to possible criminal sanctions and/or civil charges.

         As used throughout this Policy Statement, the term "MedSource" or the "Company" refers to MedSource and its divisions, subsidiaries and affiliated corporations.

         Our policies reflect our commitment to the principles embodied in the MedSource Technologies Mission Statement and Values. We endeavor at all times to respect customer requirements for confidentiality, ethical behavior, and partnership. We will treat each other with respect and dignity. We will encourage learning on and off the job. We will obey the laws of host countries. We will hold ourselves accountable to high standards of reliability and performance. We will honor our commitments.

         As in any progressive, dynamic organization, our policies may change from time to time. Consequently, the policies described in this document are subject to revision, addition, and deletion. Therefore, this Policy is not a contract between MedSource Technologies, Inc. and any employee.

ALL MANAGERS AND SUPERVISORS ARE RESPONSIBLE FOR THE ENFORCEMENT OF AND COMPLIANCE WITH THIS POLICY STATEMENT INCLUDING NECESSARY DISTRIBUTION TO ENSURE EMPLOYEES' KNOWLEDGE AND COMPLIANCE.

           The policies in this manual are categorized under four general headings:

                 I.    Professional Conduct

                 II.   Employee Practices

                 III.  Community Obligations

                 IV.   Customer Confidentiality

           I. Professional Conduct

              Confidentiality
              ---------------
              MedSource Technologies, as a condition to partnering with customers, and as a requisite to our development as the world's leading supplier to the industry, must protect proprietary information, technology, trade secrets, computer software, customer information, general assets, and all other tangible and intangible property. All employees have a common interest to insure that no one outside the company obtains any intellectual property through unauthorized means, and that no employee accidentally or intentionally distributes to an unauthorized person any of this vital information or property.

              All employees will be required to sign and adhere to the conditions of a Confidentiality Agreement as a condition of employment.

              Professional Ethics
              -------------------
              Employees shall avoid any activity that may involve a conflict of interest. Examples of such activity include outside employment that interferes with work performance at MedSource Technologies, work for pay with a competitor, significant investment in a competitor or supplier, or securing financial gain or other benefit from MedSource Technologies' commercial activities, such as accepting gifts or benefits from suppliers, customers, or others with a commercial interest in our business.

              Professional ethics extend to our obligation to conduct all business on behalf of MedSource honestly and with proper regard for the proprietary nature of information and property we may possess.

          II. Employee Practices

              Equal Employment Opportunity
              ----------------------------
              It is MedSource Technologies' policy to provide equal opportunity to all employees and applicants for employment as a matter of good practice, and, as required, in accordance with all applicable Equal Employment Opportunity and Affirmative Action laws.

              MedSource Technologies also provides reasonable accommodations to those employees with qualified disabilities and, in the U.S., in accordance with the Americans with Disabilities Act.

              Educational Opportunity
              -----------------------
              MedSource Technologies encourages employees to take the initiative to continuously learn and improve skills. The company provides financial assistance to full time employees who choose to continue their education. The primary qualification for approval of reimbursement is based on the educational potential for developing the individual as an employee and/or as a person. The company, in its discretion, may determine what courses will be reimbursed, and modify or discontinue this benefit at any time.

              Sharing Knowledge
              -----------------
              MedSource Technologies has established an intranet, including a bulletin board, as an opportunity for all employees to share best practices and assist each other in personal and professional development. Opportunities to broadly communicate include the obligation to use such facilities for business purposes only, and with appropriately high professional and ethical standards. The company reserves the right to monitor its communication network to insure its efficacy and proper use.

              Participating in the Company's Financial Growth
              -----------------------------------------------
              MedSource Technologies offers employees an opportunity to participate in a comprehensive program of benefits designed to allow eligible employees an opportunity to develop personal financial security during their years of employment, as well as to insure against catastrophic losses due to illness or accidents. These benefits include but are not limited to a comprehensive program of health and related insurances as well as a company matching 401k-benefit program.

              Treating Each Other with Respect and Dignity
              --------------------------------------------
              It is a strict MedSource Technologies policy to maintain a working environment that is both challenging and rewarding, yet free from offensive or degrading remarks or conduct. The standards for appropriate behavior have been well defined by Title VII of the Civil Rights Act and various state human rights acts.

              Inappropriate behavior includes threats of violence, or degrading or offensive remarks about another employee's race, sex, gender, religion, national origin, age, marital status, sexual orientation, physical or mental disability, pregnancy, or any other protected class. Harassing another employee, meaning deliberate and/or unsolicited verbal comments, gestures, or physical contact are not appropriate forms of behavior and may result in termination of employment. Any such conduct should be reported immediately, so that the issue can be promptly resolved.

         III. Community Obligations

              Community Relations
              -------------------
              MedSource Technologies values its integrity and status as a good citizen, and intends that all business practices be conducted legally and with sound, ethical judgment. MedSource Technologies will not offer to pay money or give anything of value to government officials, political parties, or candidates, or any individual agent directly or indirectly in order to secure a business advantage. Employees are invited to volunteer for community service activities as a demonstration of MedSource Technologies' belief in good corporate citizenship.

              Media Relations
              ---------------
              Communication with the media must be accurate and factual, rather than via third party or opinion. MedSource Technologies will designate a company spokesperson to manage communication with the media. All requests for information must either be forwarded to the designated company spokesperson or to a member of the MedSource Executive Operating Board.

              Environmental Safety
              --------------------
              Federal, state, and local laws regulate emissions from our facilities as well as the physical safety of employees. It is MedSource Technologies' intent to provide a hazard free and environmentally friendly work place, and adhere to applicable laws. These laws and regulations are complex. Contact your supervisor immediately if you are faced with what appears to be an environmental or health issue.

              Accident, Fire, or Other Significant Environmental Incident
              -----------------------------------------------------------
              Any such incident should be reported immediately to a senior officer of the company. In the event an incident attracts media attention, employees should refer requests from the media to the designated company spokesperson or Executive Operating Board member.

      IV. CUSTOMER CONFIDENTIALITY

          A critical goal for MedSource is to build and maintain credibility with existing and potential customers regarding their ability to share new product development plans and existing projects with us. Nothing is more fundamental to our business than building trust with our customers. Confidentiality protocols have been established to maintain this credibility and follow during customer facility audits.




                             BUSINESS CONDUCT POLICY



      I.  PROFESSIONAL CONDUCT

          A.  POSSIBLE CONFLICTS OF INTEREST

          Any kind of financial or personal interest which might affect (or appear to affect) your judgment in dealing on behalf of MedSource with outside firms or individuals must be avoided. A conflict of interest arises when an employee's duty to give his or her undivided commercial loyalty to MedSource is prejudiced by an actual or potential benefit derived from another source. MedSource does not desire to discourage or limit freedom to make investments and engage in outside interests, as long as these activities do not interfere with the performance of your obligations to MedSource as an employee.

          Since not every situation is clear, whenever there is any question about a possible conflict of interest, consultthe CEO, CFO, VP of Human Resources or MedSource Legal Counsel. In the event a conflict or potential conflict is found to exist, the matter will be resolved in a manner which considers the interests of the employee and MedSource.

          Although it is not feasible to describe every situation which could give rise to a conflict of interest, the following list describes some common activities which should be avoided:

          1.   Financial Interests in Suppliers, Customers, Competitors, etc. -
               -------------------------------------------------------------
               Holding a financial interest, directly or indirectly (as an owner, employee, stockholder, partner, joint venturer, creditor, guarantor or director), in a firm which either renders services or supplies materials or equipment to MedSource, or with which MedSource competes, or to which MedSource provides services or supplies materials or equipment is prohibited. Engaging in such a supplier, customer or competitor relationship with MedSource yourself is also prohibited.

          The holding of not more than 1% of the outstanding securities of a publicly owned corporation (i.e., one whose stock is registered with the Securities and Exchange Commission) in which MedSource has no interest will not be deemed a violation of this Policy Statement unless there are other factors which may indicate a potential conflict. (If you have a question, discuss it with a senior officer of the Company).

     2.   Personal Speculation - Speculating or dealing in equipment, supplies,
          --------------------
          materials, or property purchased by MedSource, or speculating or dealing for your own account in products sold by MedSource is prohibited.

     3.   Solicitation or Acceptance of Gifts or Favorable Considerations -
          ---------------------------------------------------------------
          Accepting cash, commissions or other payments, or borrowing money, from suppliers, customers, individuals or firms with which MedSource does business or competes is a conflict of interest. Loans are permissible from established financial institutions, at normal interest rates and terms prevailing at the time of the actual borrowing. Also, accepting gifts, favors or entertainment or other personal items of more than nominal value from suppliers, customers, individuals or firms with which MedSource does business or competes is not permissible.

     4.   Confidential or Proprietary Information - Misusing for personal gain
          ---------------------------------------
          information to which you have access by reason of your position, or disclosing confidential or proprietary information to competitors, to any other person or entity outside MedSource or to others in MedSource having no business need to know is prohibited. Confidential information includes information on any aspect of the business of MedSource or of its customers or suppliers not generally known to the public. This includes such information as trade secrets, confidential information of a technical, financial or business nature or other "inside information".

     5.   Outside Activity - MedSource Technologies employees shall not engage
          ----------------
          in outside employment or activity which would conflict with the company's interests or which would reduce the efficiency of the employee in performing his or her duties at MedSource.

     6.   Misappropriation of Business Opportunity - Appropriating for your
          ----------------------------------------
          personal benefit or diverting to others a business opportunity in which MedSource might reasonably be expected to be interested, without first making the opportunity available to MedSource, is prohibited.

     B.     BRIBES, KICKBACKS, CORRUPT PRACTICES, ETC

Employees must adhere and comply with moral and ethical standards in the conduct of business and they must avoid both improper acts and the violation of any governmental law or regulation in the course of performing their work. Certain specific areas are discussed below, many of which are mandated by specific federal, state or local laws. You should remember, however, that this Policy Statement is not limited to compliance with these specifically enumerated laws and standards.

1. Misuse of Corporate Funds or Assets - MedSource's corporate funds, assets or
   -----------------------------------
   corporate facilities may not be used for any purpose which is improper or unlawful under the laws of any jurisdiction, domestic or foreign. For example, you and MedSource should:

       a) Not pay or offer to pay anything of value to any foreign political party or official thereof or any candidate for foreign political office or any officer or employee, or any person acting in an official capacity for or on behalf of a foreign government or any department, agency or instrumentality thereof, for the purpose of influencing an official act or decision of such person or inducing such person to exert their influence to affect the acts or decisions of a foreign government, in each case to obtain, retain or direct business of any person. In countries where local customs call for giving gifts on special occasions to customers and others, you may, with appropriate prior written approval, offer gifts which are lawful, appropriate in nature and nominal in value, provided this cannot be construed as seeking special favor. This prohibition, which is mandated by the Foreign Corrupt Practices Act of 1977, also includes payments to any person where the payor knows or has reason to know that all or a portion of the payment will be offered or given, directly or indirectly, to persons in the categories described above for the aforesaid purposes.

       b) Not pay or offer to pay anything of value in an attempt to influence the action of any U.S., state or local government official or employee. This prohibition also applies to payments to any person where the payor knows or has reason to know that some part of the payment will be used as a bribe or otherwise to influence government action.

       c) Not pay or offer to pay bribes, kickbacks or other similar payments and benefits, directly or indirectly, to any suppliers or customers of MedSource or their agents or employees. This includes unusually large gifts or entertainment, since such gifts or entertainment may be construed as constituting an improper inducement to such persons.

                      Similarly, you should not accept or receive any payment or other thing of value (except for the nominal gifts and entertainment described in Paragraph 1(a) above) from anyone having a business relation with MedSource (whether intended by the payor to be for MedSource or for your personal benefit), unless the payment is in the nature of a refund to MedSource which is permitted under applicable laws and regulations.

           2. Political Contributions - No corporate reimbursement of political
              -----------------------
              contributions will be, or lawfully can be, made by MedSource, in any form, directly or indirectly. MedSource's funds, facilities, properties or resources should not be used to support, directly or indirectly, any foreign, federal, state or local political party or candidate. All political activities must take place on your own time, not during working hours, and at your own expense.

 .         3. Integrity of Books, Records, Invoices and Payments and Submissions
              ------------------------------------------------------------------
              to Regulatory Authorities - MedSource's policy requires that all
              -------------------------
              transactions involving corporate funds, whether cash, stock, facilities, inventory, other assets, or otherwise, be properly recorded on MedSource's books and records in such a manner that the true nature of the transaction is evident.

                 a) No false, artificial, incomplete or misleading entries should be made in any books, accounts or records of MedSource for any reason and no employee should participate in any arrangement that results in the making of such entries. For example, no invoice or purchase order should be issued or approved that does not correctly reflect the actual transaction. A false, artificial, incomplete or misleading accounting entry is one that does not, in reasonable detail, accurately and fairly reflect or describe the underlying transaction or disposition of assets, or is not posted to the proper account.

                 b) No undisclosed or unrecorded funds or assets of MedSource should be established or set aside for any purpose, nor should any secret or special books and records be maintained for any purpose. Accordingly, all MedSource's bank accounts, funds, properties and assets must be reflected in MedSource's regular books and records and be subject to MedSource's established internal control and audit procedures. All bank accounts and signatories thereon must be authorized by appropriate corporate action.

                 c) No payment on behalf of MedSource should be approved or made with the intention or understanding that a part or all of such payment is to be used for any purpose other than that described by the document supporting the payment.

                  d) You should not enter into any transaction or arrangement, which you know or reasonably should know, would violate any foreign or domestic laws, nor should you assist any third party in violating such laws.

                  e) All submissions to regulatory authorities should be accurate. You should never make any false, misleading or incomplete statements, or omit to state any relevant facts necessary to ensure that any statements made are not misleading, to any accountant (including MedSource's independent accountants or its internal auditors), in connection with any audit or examination of the financial statements of MedSource or in the preparation of or filing of any document or report required to be filed with any federal, state, local or foreign governmental agency.

           4. Government Reports and Claims - Many federal and state laws have
              -----------------------------
              detailed specification of records that must be maintained and the periods of time for which these records must be maintained. All such records must be accurate and properly maintained, both to satisfy the legal requirements and to enable MedSource to defend itself in the event a question is raised by government or private parties.

           C.     LAWSUITS AND GOVERNMENT INVESTIGATIONS

           All governmental (federal, state and local) inquiries, investigations, or notices and all civil or criminal summonses, complaints, subpoenas or other court papers should be forwarded immediately to a senior officer of the Company for appropriate handling. In no event should the recipient of any inquiry, notice or legal paper respond without first referring the matter to a senior officer of the Company.

           1. Government Inquiries and Investigations - A senior officer should
              ---------------------------------------
              be notified immediately by telephone and/or facsimile of any inquiry (oral or written, formal or informal), request for information, subpoena, notice, or complaint of a legal or investigatory nature from any agency of the federal government (e.g., EPA, SEC, OSHA, EEOC, OFCCP), state government (e.g., Department of Environmental Affairs), or local government (e.g., District Attorney). On-site visits by government officials to MedSource's facilities should be reviewed in advance with a senior officer, whenever possible, and always reported promptly.

              Government investigations are a fact of business life. The government has a wide array of laws to aid it in its activities, violations of which carry severe penalties to the individuals involved, including laws prohibiting you from aiding in or concealing the facts relating to an offense even if you were not involved in the original offense. All employees are expected to deal honestly and straightforwardly with governmental representatives, but only in consultation with a senior officer.

       2.     Complaints, Subpoenas and Other Legal Papers - A senior officer
              --------------------------------------------
              should be notified immediately by telephone or facsimile whenever a MedSource facility receives a complaint from an outside lawyer or is served with any form of legal process, including civil or criminal citations, summonses, complaints, subpoenas, notices of deposition, levies and the like.

       3.     Service of Legal Papers - In consultation with a senior officer,
              -----------------------
              each facility should designate one or two suitable individuals upon whom all legal papers addressed to the corporation (but not legal papers directed to individual employees in their personal affairs) should be served. The designated employees should receive and acknowledge service of subpoenas and other legal process upon the corporation without attempting to avoid the process server. The employee receiving service should make a notation on the legal papers of the time, date and manner of service and then alert a senior officer by telephone and forward the papers to a senior officer by facsimile or overnight courier.

              MedSource Technologies, Inc. does not facilitate or become involved in its employees' personal legal disputes. Therefore, employees should not accept service of any personal legal papers directed to individual employees.

       4.     Media Inquiries about Litigation, Investigations or Accidents -
              -------------------------------------------------------------
              When MedSource is involved in a newsworthy litigation or investigation, or an accident or environmental incident, MedSource's employees may receive inquiries from the media. To ensure that accurate factual information is reported, one management person shall be selected by the CEO of MedSource as the designated spokesperson for MedSource accidents or environmental incidents.

              Unauthorized employees should not discuss MedSource with the media. All inquiries from the media should be immediately referred to the designated spokesperson for handling. In the absence of such designation, inquiries should be directed to a member of the Executive Operating Board.

       5.     Disclosing Information About Co-Workers - All information about
              ---------------------------------------
              MedSource and its employees is absolutely confidential. If you receive any requests for information about current or former employees, please refer the inquirer to Human Resources personnel. Employees should never disclose any information about MedSource personnel, including former employees and applicants, to any third party.

         D. MISUSE OF INSIDE INFORMATION AND TRADING IN SECURITIES

         MedSource's employees may have access to "inside information"-that is, non-public information about MedSource or another company. The use of any "inside information" for your own financial benefit, or the financial benefit of your relatives, friends, brokers, or others is not only an ethical concern. It also may be a violation of law and could result in criminal sanctions, such as fines and imprisonment and substantial civil liability, including treble damages.

         If you have information about MedSource and its affairs which has not been released by MedSource to the public, and which a reasonable investor might consider important in deciding whether to buy, sell or hold securities, then such information is considered "inside information" and you are considered an "insider". Insiders are prohibited from trading in or recommending MedSource's securities, or any other securities the price of which may be affected by the inside information. Even after the inside information has been publicly disclosed, the insider is prohibited from trading until two full business days have elapsed for the information to be absorbed by the general public.

         The following are some examples of situations in which you would be prohibited from trading in securities under the securities laws and this Policy Statement:

         1. If you know that MedSource is about to make an announcement or has reached a not yet announced business decision which could affect the price of MedSource's securities, then you should not buy or sell MedSource's securities until MedSource makes public disclosure and the public has had time to absorb the information.

         2. If you know that MedSource is about to make an announcement or has reached a not yet announced business decision which could affect the price of the securities of a supplier or competitor or acquirer or target company of MedSource, then you should not buy or sell those securities until public disclosure is made and sufficient time has passed for the public to absorb the information. Examples of this type of information are the placing of a major purchase order by MedSource, or the marketing of a new product line, or an acquisition.

              In order to prevent others from profiting from inside information, which you may have, it is important that you not disclose inside information to anyone, except persons within MedSource whose positions require them to have that information. You must take care not to disclose such information inadvertently; either to third parties or to others within MedSource who have no business need to know.

              If you are uncertain as to whether any information, which you have, should prevent you from trading in MedSource's stock or any other securities, you should consult the CFO or MedSource Legal Counsel.

         E. ANTITRUST LAWS

         Antitrust laws are designed to ensure fair competition in the free market system, free of unreasonable restraints. Antitrust statutes, which exist at federal, state and some international levels, prohibit unfair trade practices, monopolization or attempts to monopolize, and joint activity in restraint of trade. Compliance with all applicable antitrust laws is the policy of MedSource and the responsibility of each employee.

         These laws, while explainable in general terms, can become complex when applied to specific situations. Whenever contact with competitors is involved, or special treatment of particular customers is being considered, or if you have any doubt as to whether a certain discussion or activity might violate the antitrust laws, you should immediately stop and consult a senior officer of the company. Violation of the antitrust laws may result in serious consequences, both for MedSource and for you individually. Possible consequences include both criminal prosecution and substantial civil liability (including treble damages).

         To give you some guidance, the following are brief summaries of agreements, arrangements or dealings which are prohibited by the antitrust laws cited. The concept of an "agreement" or "understanding" under these laws is broadly defined to include oral and written agreements, and may even be inferred from a course of conduct or circumstantial evidence.

         1.   The Sherman Act - This principal antitrust statute prohibits
              ---------------
              common action by two or more competitors in restraint of trade. Prohibited conduct would involve agreements or understandings with competitors as to:

              a) pricing policies (including discounts, credit terms, etc.);

              b) production levels;

              c) division or allocation of markets, territories or customers; or

              d) boycotting of third parties - a company that does not have a monopoly in a product has the right to select the customers with whom it does business, but this right must be exercised by the company alone, without consultation with any other party.

           2. Resale Price Restrictions - Also prohibited are agreements or
              -------------------------
              understandings with customers as to the prices which they will charge for their products or the prices which their customers will charge for resale.

           3. The Robinson - Patman Act - This prohibits reasonably
              -------------------------
              contemporaneous sales of products of like grade and quality to competing customers at different prices, the effect of which probably will be to injure competition. Prices set in good faith to meet (but not to beat) a bona fide price offered by a competitor, or price differences which may be justified in appropriate circumstances on the basis of cost savings, are permissible.

              The Robinson - Patman Act also prohibits promotional payments, services or facilities (such as advertising displays) extended to one customer but not made available on proportionally equal terms to all competing customers. It is lawful, however, to grant promotional assistance to a particular customer if done in good faith to meet (but not to beat) a bona fide offer of such assistance by a competitor of MedSource.

           4. Tying Arrangements - Any arrangement under which a seller forces
              ------------------
              or induces a customer to take a product it might not otherwise wish to buy from the seller as a condition of a license, loan or sale of a different product which the buyer does wish to obtain is unlawful, if the seller is dominant or has economic leverage with respect to the tying license, loan or product, or if a substantial amount of sales of the tied product are made.

           5. Trade Relations - Reciprocity - The antitrust laws also prohibit
              -----------------------------
              the use of "trade relations" and reciprocity where it is shown that a buyer with substantial purchasing power has purchased products from a seller on condition that the seller make purchases from the buyer in substantial amounts. This does not mean that MedSource cannot purchase products from companies who purchase from it. It does prohibit any understanding or agreement to the effect that purchases by each party are conditioned upon purchases by the other where the above described conditions are present. MedSource does not engage in such trade relations or reciprocity and it is against MedSource's policy for any employee to engage in such practice. Officers and employees with purchasing responsibilities should disregard MedSource's sales to any supplier as a factor in purchasing decisions.

           6. Barter Sales Arrangements - Barter sales arrangements, that is a
              -------------------------
              sale of product by MedSource in exchange, not for money, but for the sale of different products to MedSource may present antitrust problems and should not be made without prior legal review and guidance from a senior officer.

         7.   Trade Associations - Trade Associations provide valuable services,
              ------------------
              but employees must be very careful when participating in Trade Association activities, meetings or programs because they can provide opportunities for prohibited communications among customers, competitors and suppliers. You should seek guidance from a senior officer if you have any questions about Trade Association activities.

         F.       INTERNATIONAL TRANSACTIONS - FOREIGN LAWS

         It is important to note that the U.S. antitrust laws may also apply to international transactions, if the transaction will have a substantial effect on U.S. imports and/or exports. In addition, several other countries, including those in the European Economic Community, impose their own antitrust restrictions. MedSource's employees should be careful to consider the applicable laws of all relevant jurisdictions.

         Other U.S. statutes may apply to transactions of MedSource's non-U.S. companies and to the personnel involved in those transactions. For example, the Export Administration Act prohibits complying with foreign boycotts or related requests for information from foreign countries in some situations.

         Because the Act also requires that boycott-related requests for information or action be promptly reported to the proper authorities, you should immediately inform a senior officer of any such requests. As discussed in Section B.1 above, the Foreign Corrupt Practices Act of 1977 prohibits the making of certain payments to foreign officials.

II.      EMPLOYEE PRACTICES

         A.       EQUAL EMPLOYMENT OPPORTUNITY


         1.   Equal Employment Opportunity Policy - It is MedSource's policy to
              -----------------------------------
              provide equal employment opportunity in all areas of employment practices and to ensure that there shall be no discrimination against any qualified employee or applicant on the grounds of race, sex, gender, religion, national origin, age, marital status, sexual orientation, physical or mental disability, pregnancy, or any other protected class. This policy of equal employment opportunity relates to all phases of employment, including, but not limited to, recruitment, hiring, compensation, benefits, promotion, assignment, transfer, layoffs, training, tuition assistance, and social and recreational programs. Managers must assure that discriminatory motives are not present in job-related decisions.

         2.   Disabled Accommodation - Reasonable accommodation will be made
              ----------------------
              with respect to the special needs of any employees who are disabled.

3.            Religion - Reasonable accommodation will be made with respect to
              --------
              any request by an employee not to work at a time prohibited by the employee's religious beliefs.

         B.       FREEDOM FROM HARRASSMENT

         It is MedSource's policy that our workplace is for work. It is our goal to create a working atmosphere free from conduct which has the purpose or effect of unreasonably interfering with an individual employee's work performance or creating an intimidating, hostile or offensive working environment. In particular, an atmosphere of tension created by ethnic or religious remarks or animosity, sexually oriented comments, sexual advances, requests for sexual favors or other discriminatory conduct is prohibited in our workplace.

         Where any such verbal, non-verbal or physical conduct unreasonably interferes with an employee's right to work free of harassment, we urge that employee to notify his or her supervisor. If the supervisor is involved, then the employee should report the situation to a member of the Executive Operating Board, so that MedSource is provided the opportunity to investigate and take corrective action. To the extent possible, all inquiries will be held in strict confidence but will be investigated and dealt with expeditiously. Where investigations confirm the allegations, appropriate corrective actions, which may include dismissal, will be taken.

     Discriminatory motives must not be present in job-related decisions and ethnic, religious or sexual considerations must not be used as the basis for employment decisions affecting applicants or employees.

     MedSource's managers and supervisors are expected to discharge their responsibilities in conformity with the laws governing this subject and in a manner fully consistent with the objectives and intent of MedSource's policy.

     C.      INTERNET CODE OF CONDUCT

     Access to the Internet has been provided to employees for the benefit of the organization and its customers. It allows employees to connect to information resources around the world. Every staff member has a responsibility to maintain and enhance the company's public image, and to use the Internet in a productive manner. To ensure that all employees are responsible, productive Internet users and are protecting the company's public image, and customer confidentiality, the following guidelines have been established for using the Internet.

     1.   Acceptable Uses of the Internet - Employees accessing the Internet are
          -------------------------------
          representing the company while using the company's hardware and software on company time. Therefore, all communications should be for professional reasons. Employees are responsible for seeing that the Internet is used in an effective, ethical and lawful manner at all times. Internet Relay Chat channels may be used to conduct official company business, or to gain technical or analytical advice. Databases may be accessed for information as needed. Electronic mail (e-mail) may be used for business contacts.

     2.   Unacceptable Use of the Internet - The Internet should not be used for
          --------------------------------
          any personal purposes, including, but not limited to advancement of individual views. Solicitation of non-company business, or any use of the Internet for personal gain is strictly prohibited. Use of the Internet must not disrupt the operation of the company networks of other users. It must not interfere with your productivity, or the productivity of co-employees.

     3.   Communications - Each employee is solely responsible for the content
          --------------
          of all text, audio or images that they place or send over the Internet. Certain types of communications, for example, fraudulent, harassing or obscene messages are prohibited. All messages communicated on the Internet must have your name attached. No messages will be transmitted under an assumed name. Users may not attempt to obscure the origin of any message. Information published on the Internet should not violate or infringe upon the rights of others. No abusive, profane or offensive language may be transmitted through the system. Not only will these, or

         3. similar actions, result in discipline, they may be violations of criminal law. Employees who wish to express personal opinions on the Internet must not do so using the company's equipment at any time.

         4.   Software - To prevent computer viruses from being transmitted
              --------
              through the system there will be no unauthorized downloading of any software. All software downloads will be done by authorized MIS personnel.

         5.   Copyright Issues - Copyrighted materials belonging to entities
              ----------------
              other than this company may not be transmitted by staff members on the Internet. Users are not permitted to copy, transfer, rename, add or delete information or programs belonging to other users unless given express permission to do so by the owner. Failure to observe copyright or license agreements may result in disciplinary action from the company and/or legal action by the copyright owner.

         6.   Monitoring - The company intends to monitor the use of the system
              ----------
              to ensure that only appropriate, business related work and messages are being performed and transmitted. The company intends to monitor the use of the systems in a limited fashion, but will do so as needed to maximize utilization of the systems for business purposes and according to appropriate protocols that may apply in different business units.

         7.   Harassment - Harassment of any kind is prohibited. No messages
              ----------
              with derogatory or inflammatory remarks about an individual or group's race, gender, sex, religion, national origin, age, marital status, sexual orientation, physical or mental disability, pregnancy, or any other protected class will be transmitted.

         8.   Violations - Violations of any guidelines listed above may result
              ----------
              in disciplinary action up to and including termination. If necessary, the company will advise appropriate legal officials of any illegal violations.

         D.       ELECTRONIC MAIL POLICY

              Electronic Mail Policy - The Company has established a policy with
              ----------------------
              regard to access and disclosure of electronic mail (e-mail) messages created, sent or received by company employees using the company's electronic mail system.

              The company intends to enforce the policies set forth below, and reserves the right to change them at any time as may be required under the circumstances.

              The company maintains an electronic mail system. This system is provided by the company to assist in the conduct of business within the company.

              The electronic mail system hardware and software are company property. Additionally, all messages composed, sent, or received on the electronic mail system are and remain the property of the company. They are not the private property of any employee.

              Our electronic mail system is intended to be used for the conduct of business at the Company. Any personal use of this system must be kept to a minimum.

              The electronic mail system may not be used to solicit or proselytize for commercial ventures, religious or political causes, outside organizations, or other non-job-related solicitations.

              The electronic mail system is not to be used to create any offensive or disruptive messages. No messages with derogatory or inflammatory remarks about an individual or group's race, gender, sex, religion, national origin, age, marital status, sexual orientation, physical or mental disability, pregnancy, or any other protected class may be transmitted.

              The electronic mail system shall not be used to send (upload) or receive (download) copyright materials, trade secrets, proprietary financial information, or similar materials without prior authorization from the Chief Financial Officer, or a designee.

              The company reserves the right to review, audit, intercept, access and disclose all messages created, received or sent over the electronic mail system for any purpose. The contents of electronic mail properly obtained for legitimate business purposes may be disclosed within the company without the permission of the employee.

              The company reserves the right to conduct monitoring of the systems' uses and of e-mail messages and can do so despite the assignment to individual employees of passwords for systems security. The passwords are designed to provide systems security from unauthorized users, not to provide privacy to the individual systems user. The confidentiality of any message should not be assumed. Even when a message is erased, it is still possible to retrieve and read that message.

              The systems' security aspects, such as the message delete function for e-mail and your personal password, can be bypassed for monitoring purposes. The company's ability to monitor system use and any messages at any time is not restricted or neutralized by these mechanisms.

          Misuse of the systems will result in discipline, up to and including possible termination of employment in appropriate cases. If necessary to support appropriate disciplinary measures, additional information about personal uses or monitored personal messages will be recorded and provided in confidence to the appropriate Supervisor, Manager, or Human Resources personnel.

          Notwithstanding the company's right to retrieve and read any electronic mail messages, such messages should be treated as confidential by other employees and accessed only by the intended recipient. Employees are not authorized to retrieve or read any e-mail messages that are not sent to them. Any exception to this policy must receive prior approval by the employer.

          Employees shall not use a password, access a file, or retrieve any stored information, unless authorized to do so. Employees should not attempt to gain access to another employee's messages or files without the latter's permission. All computer passwords must be provided to Supervisors and the MIS personnel. No password may be used that is unknown to the company.

          Any employee who discovers a violation of this policy shall immediately notify MIS or Human Resources personnel.

          Any employee who violates this policy or uses the electronic mail system for improper purposes shall be subject to discipline, up to and including discharge.

III. COMMUNITY OBLIGATIONS

     A.   ENVIRONMENT, SAFETY, AND HEALTH

     1.   Applicable Laws and Regulations - Federal, state and local
          -------------------------------
          environmental laws regulate the emission into the atmosphere and the discharge onto or into the ground or into surface and underground waters of a wide variety of substances. The Occupational Safety and Health Act (OSHA) regulates the physical safety of employees and exposure to conditions in the workplace which could harm employees. Other federal and state laws regulate all chemical substances or mixtures which may present a risk of injury to health or the environment. These laws, and applicable regulations, are complex and violation thereof can result in severe penalties. Should you be faced with an environmental or health issue, you should contact your superior immediately.

          If you learn from any source that material manufactured, processed or distributed by MedSource may present a substantial risk of injury to health or the environment, you should report this to your superior immediately.

     2.   Permits - The Clean Water Act and other federal, state and local laws
          -------
          require that a permit or permits be obtained for certain discharges of pollutants into water courses. Similarly, the Solid Waste Law and other federal, state and local laws require that a permit or permits be obtained for the disposal of "hazardous" substances. The definition of "hazardous" is broad and may include substances not generally considered to be dangerous. Accordingly, all process ingredients should be checked for proper classification and handling. Questions in this area should be referred to a senior officer.

     3.   Accident, Fire or Environmental Incident - Media Contacts - Any
          ---------------------------------------------------------
          significant fire, accident or environmental incident should be reported immediately to a senior officer of the Company. If the incident attracts media attention, one management person shall be selected by the CEO of MedSource as spokesperson to communicate with the media. In the absence of such designation, a senior officer should be contacted. The designated spokesperson should be knowledgeable about employee safety, fire protection and waste disposal procedures followed at the facility, and should be able to quickly make decisions, or get instructions from senior management on how much information to provide. All requests from the media for information should be referred to this spokesperson.

          Communication with the media should be accurate, factual and sincere. Keep all explanations as simple as possible, providing information on what the problem is, what caused it and what is being done to correct it. Offer only as much information as the media needs to report the story. Confidential information should not be revealed.

IV.  CUSTOMER CONFIDENTIALITY

We treat all aspects of each customer relationship in the strictest of confidence. MedSource employees will not discuss any aspect of our customer relationships with outside parties, or even acknowledge that any relationship exists. MedSource maintains standard confidentiality agreements with customers and suppliers that are signed by the CEO or CFO.

Internal protocols are established to maintain confidentiality within dedicated MedSource project teams when appropriate. For example, customer drawings, proprietary manufacturing processes and MedSource personnel are segregated from other customer projects as required.

A critical goal for MedSource is to build and maintain credibility with existing and potential customers regarding their ability to share new product development plans and existing projects with us. Nothing is more fundamental to our business than building trust with our customers -- a critical step in this process is establishing and abiding by our confidentiality policy.

     Confidentiality Protocols For Customer Facility Audits
     ------------------------------------------------------

     Preparation for a site inspection by a customer should include the following:

     . All personnel on-site should be notified of the customer visit. They should also be briefed on who the customer is, what they do, why they are visiting and what it means to MedSource.

     . All personnel should be reminded that we do NOT under ANY circumstance mention customers with whom we do business in the presence of another customer.

     . Any and all documentation including prints, drawings, and customer information should be kept in an inconspicuous place during the visit. This includes products with customer brand names or product line names on the item.

     . If product being manufactured or a production process is deemed to be sensitive in nature, the customer should be kept out of that section of the building.

MedSource
   Technologies

                    ACKNOWLEGEMENT OF BUSINESS CONDUCT POLICY

     I have read and understand MedSource's Statement of Business Conduct Policy, dated February 15, 2000. I understand that it is only a guide to possible conflicts of interest and problems of compliance with law and business ethics, and that I must report all conflicts, violations of law or failures to adhere to business ethics to MedSource whether or not they are of the type discussed in this Policy Statement.

     I recognize and understand that the company's Internet access and electronic mail systems are to be used for conducting the company's business only. I understand that use of this equipment for private purposes is strictly prohibited. Further, I agree not to use a password that has not been disclosed to the company. I agree not to access a file or retrieve any stored communication other than where authorized unless there has been prior clearance by an authorized company representative.

     I understand that I am to give immediate notice to MedSource if any situation should arise involving a possible direct or indirect conflict of interest, violation of law or unethical action.

     At this time I have no personal interests and, to the best of my knowledge and belief, no member of my family has any personal interests, which conflict with the aforesaid Policy Statement and I have not engaged in any activity prohibited by the Policy Statement, except as set forth in the following page.

Disclosures required under MedSource's policy described above:

________________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________






Signature: ______________________________________         Date:_________________

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